The Hartford MidCap Value Fund

Summary Prospectus

The Hartford Mutual Funds

March 1, 2010

Class	Ticker
A	HMVAX
B	HMVBX
C	HMVCX
Y	HMVYX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.hartfordmutualfunds.com/prospectuses.  You can also get this information at no cost by calling 1-888-843-7824 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s prospectus dated March 1, 2010, statement of additional information dated March 1, 2010 and annual report dated October 31, 2009 are incorporated into this summary prospectus by reference.  The Fund’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective:

The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None
Exchange fees	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	Y
Management fees	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—
Other expenses	0.55%	0.73%	0.48%	0.10%
Total annual fund operating expenses	1.60%	2.53%	2.28%	0.90%
Less: Contractual expense reimbursement(1)	0.25%	0.43%	0.18%	—
Net operating expenses(1)	1.35%	2.10%	2.10%	0.90%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.35% (Class A), 2.10% (Class B), 2.10% (Class C) and 0.95% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$680	$1,004	$1,351	$2,326
B	$713	$1,047	$1,507	$2,604
C	$313	$695	$1,204	$2,602
Y	$92	$287	$498	$1,108

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$680	$1,004	$1,351	$2,326
B	$213	$747	$1,307	$2,604
C	$213	$695	$1,204	$2,602
Y	$92	$287	$498	$1,108

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund seeks to achieve its goal by investing at least 80% of its assets in mid-capitalization companies, focusing on securities that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), believes are undervalued in the marketplace.  The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices.  As of December 31, 2009, this range was approximately $294 million to $8 billion.  The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The Fund’s investment strategy employs a contrarian approach to stock selection.  The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, as well as political and economic developments in foreign countries, may affect the value of the fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.  Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

•                  Shows how the Fund’s total return has varied from year to year

•                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest                                     22.47% (2nd quarter, 2009)   Lowest  -21.19% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09

(including sales charges)

			Lifetime
Share Classes	1 Year	5 Years	(since 04/30/01)
Class A - Return Before Taxes	35.74%	1.08%	4.72%
- After Taxes on Distributions	35.70%	-0.54%	3.56%
- After Taxes on Distributions and Sale of Fund Shares	23.23%	0.66%	3.87%
Share Classes (Return Before Taxes)
Class B	37.83%	1.28%	4.73%
Class C	41.34%	1.46%	4.65%
Class Y	44.01%	2.66%	5.88%
Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes)	27.68%	0.84%	6.70%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
James N. Mordy	Senior Vice President and Equity Portfolio Manager	2001

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A	$2,000 for all accounts except:	$50
Class C	$250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50
Class B	Closed to new investments	N/A
Class Y	$1 million	None
Offered to certain institutional investors and certain employer-sponsored retirement plans

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

MFSUM-MCV10

March 1, 2010